SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 4, 2008
                                                           ------------

                        China Crescent Enterprises, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                         0-14306                 84-0928627
          ------                         -------                 ----------
(State of Incorporation or      (Commission File Number)      (I.R.S. Employer

    14860 Montfort Drive, Suite 210
             Dallas, Texas                                        75254
             -------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (214) 722-3040
                                                           --------------

Copies to:
                     Law Offices of Michael A. Littman, Esq.
                                7609 Ralston Road
                                Arvada, CO 80002
                              Phone: (303) 422-8127
                               Fax: (303) 431-1567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers

     In conjunction with the resignation of John T. Verges. on June 2, 2008, the Board of Directors of China Crescent Enterprises, Inc., a Nevada corporation (the "Company"), voted to appoint Paul K. Danner as President and Chief
Executive Officer of the Company, effective July 1, 2008. Mr. Danner is currently a Director of the Company. He was formerly Chairman and Chief
Executive Officer of Paragon Financial Corporation, a financial services company, and currently serves as a Captain in the United States Naval Reserve.

Item 7.01 Regulation FD Disclosure

Press Release

     The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On June 4, 2008, the Company issued a press release announcing the appointment of Paul Danner as President and Chief Executive Officer. The text of the press release is attached hereto as Exhibit 99.1.


Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits


EXHIBITS                       DESCRIPTION

99.1             Press Release dated June 4, 2008.












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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 20, 2008
                                          NEWMARKET CHINA, INC.

                                          By: /s/ Philip J. Rauch
                                              -------------------------------
                                          Philip J. Rauch
                                          Chief Financial Officer






                                  EXHIBIT INDEX


Exhibit No.                Description of Document

99.1                       Press Release dated June 4, 2008


















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